Exhibit 10.3

                     SECOND ADDENDUM TO SETTLEMENT AGREEMENT

     This Second Addendum to Settlement Agreement and is made and entered into by and between K. Thomas and Callaway Decoster, husband and wife and K. Thomas Decoster individually, Michael P. and Roberta S. Gaudette, husband and wife, Dominic M. Strazzulla, the Felix A. Hertzka Estate, Claudette L. Gelfand and the Claudette L. Gelfand Revocable Trust, Catherine C. Griffin, Michael B. and Diane
L. Hayden, husband and wife, Alexander Harris, Holly O. Harris, and Joseph R. Fichtl and the Joseph R. Fichtl 1995 Trust (hereinafter collectively the "Debenture Holders") and Water Chef, Inc. (hereinafter "WaterChef").

     WHEREAS, the Debenture Holders and WaterChef have previously entered into a Settlement Agreement and General Release effective as of June 20, 2002 and fully executed by all of the parties as of July 8, 2002; and

     WHEREAS, the Debenture Holders and WaterChef have previously entered into an Addendum to Settlement Agreement to also be effective as of June 20, 2002 and fully executed by all of the parties as of March 15, 2004; and

     WHEREAS, WaterChef has to date not been successful in obtaining Securities and Exchange Commission approval and consent to the issuance of the Notice of Shareholders' Meeting and the proposed Proxy Statement necessary to permit WaterChef to hold the contemplated shareholders meeting to approve the increase in WaterChef's authorized capital; and

     WHEREAS, the Debenture Holders have acquiesced in the continuation of the Settlement and have forborne from commencing an enforcement action against WaterChef under the Settlement Agreement; and

     WHEREAS, the Debenture Holders and WaterChef have agreed to amend the terms of the Settlement Agreement and General Release.

NOW THEREFORE, in consideration of the Settlement Agreement and General Releases, the First Addendum, and the promises and covenants set forth below, the Debenture Holders and WaterChef hereby agree as follows:

     1. Debenture Holders and WaterChef agree to amend the Settlement Agreement and General Releases by striking therefrom all of paragraph 2(e) and inserting in place thereof the following new paragraph 2(e):

     (e) WaterChef shall and does hereby extend the term of each of the Debenture Holders' outstanding and unexercised warrants to purchase Common Stock of WaterChef until 5:00 PM Eastern Standard Time on that date which is twelve (12) months following the effective date of WaterChef's registration of its Common Stock, Par Value $.001 for sale under the Securities Act of 1933, as amended. WaterChef shall notify each of the Debenture Holders in writing of the date upon which its registration is effective within not more than thirty (30) days of the effective date.

     WaterChef further agrees that this extension of the warrant exercise period shall otherwise be on the same terms and conditions of the Warrants as amended by the Allonge To and Amendment and Extension of Common Stock Purchase Warrant dated as of June 20, 2002.

     The extension of the exercise period shall be evidenced by the Second Allonge To and Amendment and Extension of Common Stock Purchase Warrant to be issued by WaterChef within thirty (30) days of the date of the execution hereof by the Debenture Holders.

     The Debenture Holders shall deliver to Debenture Holders' counsel each of their outstanding and unexercised warrants as previously amended and extended to be held by such counsel until WaterChef shall have issued with respect to each such warrant its Second Allonge To and Amendment and Extension of Common Stock Purchase Warrant dated March 15, 2004 which shall amend the expiry and piggy-back registration restrictions of such warrant as provided herein and shall further confirm that except as so amended the original terms of such warrant remain in full force and effect. WaterChef shall issue the Second Allonge To and Amendment and Extension of Common Stock Purchase Warrant with respect to each outstanding and unexercised warrant on the terms set forth herein regardless of the vote of the shareholders regarding the proposed increase in authorized capital stock. WaterChef shall deliver an Allonge To and Amendment and Extension of Common Stock Purchase Warrant for each outstanding and unexercised warrant to Debenture Holders' counsel which Debenture Holders' counsel shall affix to and make a part of each of the outstanding and unexercised warrants, and Debenture Holders' counsel shall thereupon redeliver the warrants as further amended to Debenture Holders.

     2. Except as modified by this Second Addendum, all of the terms and conditions of the Settlement Agreement and General Releases as modified by the Addendum to Settlement Agreement shall remain in full force and effect and are hereby ratified and confirmed by the Debenture Holders and WaterChef.

                       [SIGNATURES ON THE FOLLOWING PAGES]

     IN WITNESS HERETO, the parties have executed this Agreement to be retroactively effective as of June 20, 2002.

DEBENTURE HOLDERS:                          WATER CHEF, INC.



                                            By:  /s/
-----------------------------                  --------------------------------
K. Thomas Decoster                          Name:     David Conway
                                            Its:      President
                                                      Duly Authorized
-----------------------------
Callaway Decoster


-----------------------------
Michael P. Gaudette


-----------------------------
Roberta S. Gaudette


-----------------------------
Dominic M. Strazzulla


-----------------------------
Claudette L. Gelfand, individually and as Trustee of the Claudette L. Gelfand Trust


-----------------------------
Catherine C. Griffin


-----------------------------
Michael B. Hayden


-----------------------------
Diane L. Hayden


-----------------------------
Alexander Harris


-----------------------------
Holly O. Harris


-----------------------------
Joseph R. Fichtl, Trustee of the Joseph R. Fichtl 1995 Trust


-----------------------------
Jennifer Elliot, a distributee of the Felix A. Hertzka 1990 Trust


-----------------------------
Robert Hertzka, a distributee of the Felix A. Hertzka 1990 Trust


-----------------------------
Alden Hertzka, a distributee of the Felix A. Hertzka 1990 Trust


-----------------------------
Alex Hertzka, a distributee of the Felix A. Hertzka 1990 Trust